GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September 2021.

/s/Daniel S. Kern/s/

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September 2021.

/s/Jonathan Darnell/s/

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September 2021.

/s/Wendy Wendlandt/s/

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September 2021.

/s/Sanford Pooler/s/

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September 2021.

/s/Mary Raftery/s/

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2021.

/s/James H. Starr/s/

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September 2021.

/s/Douglas H. Phelps/s/

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23th day of September 2021.

/s/Thomas Subak/s/

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints Leslie Samuelrich and Matthew Dunlap, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of September 2021.

/s/Peter D. Kinder/s/